Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On November 1, 1997, the registrant completed the sale of certain European factoring assets to Transamerica Distribution Finance Corporation ("TDF") for approximately $168 million as part of the transaction contemplated under the parties' Asset Purchase Agreement dated September 17, 1997 (the "Agreement"). Under the Agreement, TDF agreed to purchase certain inventory, consumer, and international financing receivable assets from the registrant's financing subsidiary, Whirlpool Financial Corporation, subject to TDF obtaining appropriate government approvals. In addition, the parties agreed to enter into a strategic alliance agreement under which the registrant agreed to promote TDF as the preferred financing source for domestic trade partners of the registrant who require inventory floor plan financing.

          This transaction, when combined with a previous purchase of certain inventory floor planning financing assets and international factoring assets for approximately $759 million by TDF results in a disposition of significant assets in a series of related transactions.

          Under the Agreement, the parties expect to complete the remaining sales of certain international and consumer financing receivable assets for approximately $400 million during the fourth quarter of 1997 or the first quarter of 1998, depending upon the buyer's ability to obtain certain clearances required under various governmental regulations.

Item 5.   Other Events
          ------------

          On November 3, 1997, the registrant acquired all corporate interests held by the Bradesco Group of Brasmotor S.A. for approximately $217 million (U.S.). The acquired interests are 302,433,522 shares of common stock and 63,000,000 shares of preferred stock. Funds for this purchase were generated from the previous sales of assets described above.

          The registrant's acquisition of the common stock of Brasmotor S.A. from the Bradesco Group results in the registrant holding, through various subsidiaries, approximately 66% of the voting shares of Brasmotor. Accordingly, financial results of Brasmotor will be reported in the registrant's financial statements on a consolidated basis.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (b)  Proforma financial information
               The registrant's unaudited pro forma condensed consolidated balance sheet as of September 30, 1997 and unaudited pro forma condensed consolidated statements of earnings for the year ended December 31, 1996 and the nine months ended September 30, 1997 giving effect to the disposition by the registrant of the financing receivable assets described in Item 2.

          (c)  Exhibits

          1. Asset Purchase Agreement by and among Whirlpool Financial Corporation, Transamerica Distribution Finance Corporation, Whirlpool Corporation and Transamerica Commercial Finance Corporation, Inc., dated September 17, 1997.

          2. Press Release dated November 7, 1997 reporting the purchase of Brasmotor stock by the registrant from the Bradesco Group.

CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (UNAUDITED)
WHIRLPOOL CORPORATION AND SUBSIDIARIES
NINE MONTHS ENDED SEPTEMBER 30, 1997


(millions of dollars except share and dividend data)

                                                                         Whirlpool Corporation
                                                                            (Consolidated)
                                                             -------------------------------------------
                                                             Historical        Adjustments      Pro-forma
                                                             ----------        -----------      ---------
Net sales                                                       $6,107           $    -          $ 6,107

EXPENSES:
  Cost of products sold                                          4,717                -            4,717
  Selling and administrative                                     1,152                -            1,152
  Intangible amortization                                           25                -               25
  Restructuring costs                                              308                -              308
                                                                ------            -----           ------
                                                                 6,202                -            6,202
                                                                ------            -----           ------
      OPERATING PROFIT (LOSS)                                      (95)               -              (95)

OTHER INCOME (EXPENSE):
  Interest and sundry income (expense)                             (10)               -              (10)
  Interest expense                                                (110)               -             (110)
                                                                ------            -----           ------
      EARNINGS (LOSS) BEFORE INCOME TAXES
       AND OTHER ITEMS                                            (215)               -             (215)

        Income taxes                                               (26)               -              (26)
                                                                ------            -----           ------

      EARNINGS (LOSS) FROM CONTINUING OPERATIONS
       BEFORE EQUITY EARNINGS AND MINORITY INTERESTS              (189)               -             (189)

       Equity earnings of affiliated companies                      61                -               61
       Minority interests                                           32               (5)              27
                                                                ------            -----           ------
      EARNINGS (LOSS) FROM CONTINUING OPERATIONS                   (96)              (5)            (101)

       Discontinued operations less applicable taxes               (11)              11                -
                                                                ------            -----           ------
      NET EARNINGS (LOSS)                                       $ (107)           $   6           $ (101)
                                                                ======            =====           ======

Per share of common stock:
  Primary earnings (loss) from continuing operations            $(1.30)           $0.08           $(1.22)
  Primary earnings (loss) from discontinued operations           (0.14)               -            (0.14)
                                                                ------            -----           ------
      Primary earnings (loss)                                   $(1.44)           $0.08           $(1.36)
                                                                ======            =====           ======
  Cash dividends                                                 $1.02            $   -           $ 1.02
                                                                ======            =====           ======

     Adjustments:
     Minority interests: WFC preferred stock dividend
     Discontinued operations: WFC year-to-date earnings, net of preferred stock dividends


CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (UNAUDITED)
WHIRLPOOL CORPORATION AND SUBSIDIARIES
TWELVE MONTHS ENDED DECEMBER 31, 1996

(millions of dollars except share data)                                       Whirlpool Corporation
                                                                                 (Consolidated)
                                                                  ---------------------------------------------
                                                                  Historical     Adjustments          Pro-forma
                                                                  ---------      -----------          ---------
Net sales                                                         $8,523            $    -            $8,523

EXPENSES
Cost of products sold                                              6,623                 -             6,623
Selling and administrative                                         1,557                 -             1,557
Intangible amortization                                               35                 -                35
Restructuring costs                                                   30                 -                30
                                                                  ------            ------            ------
                                                                   8,245                 -             8,245
                                                                  ------            ------            ------

OPERATING PROFIT                                                     278                 -               278

OTHER INCOME (EXPENSE)
Interest and sundry                                                  (23)                -               (23)
Interest expense                                                    (155)                -              (155)
                                                                  ------            ------            ------

EARNINGS BEFORE TAXES
  AND OTHER ITEMS                                                    100                 -               100

Income taxes                                                          70                 -                70
                                                                  ------            ------            ------

EARNINGS FROM CONTINUING OPERATIONS
  BEFORE EQUITY EARNINGS AND MINORITY INTERESTS                       30                 -                30

Equity in affiliated companies                                        93                 -                93
Minority interests                                                    18                (4)               14
                                                                  ------            ------            ------

EARNINGS FROM CONTINUING OPERATIONS                                  141                (4)              137

Discontinued Operations Less Applicable Taxes                         15               (15)                -

NET EARNINGS                                                      $  156            $  (19)           $  137
                                                                  ======            ======            ======

Per share of Common Stock:
  Primary earnings from continuing operations                     $ 1.88            $(0.26)           $ 1.62
  Primary earnings from discontinued operations                     0.20                 -              0.20
                                                                  ------            ------            ------
  Primary earnings                                                $ 2.08            $(0.26)           $ 1.82
                                                                  ======            ======            ======
  Cash dividends                                                  $ 1.36                              $ 1.36
                                                                  ======                              ======

Adjustments:
Minority interests:  WFC preferred stock dividend
Discontinued operations: WFC year-to-date earnings, net of preferred stock dividends